UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2024

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Stamford Plaza 107 Elm Street, 9th Floor Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On January 17, 2024, in connection with a review of the company’s strategic priorities, the Board of Directors of Cara Therapeutics, Inc. (the “Company”) approved a strategic reprioritization to focus the Company’s resources on the Company’s late stage clinical program evaluating oral difelikefalin in pruritus associated with notalgia paresthetica, and approved the termination of the Company’s Phase 3 clinical program evaluating oral difelikefalin in pruritus associated with advanced chronic kidney disease, including the termination of the ongoing KICK 1 and KICK 2 clinical trials. In connection with the termination of the oral chronic kidney disease program, the Board of Directors also approved a reduction in the Company’s workforce, which the Company expects to substantially complete by January 31, 2024. The Company anticipates recognizing between $2.5 million and $3 million in total charges in the first quarter of 2024 in connection with the reduction in force. These charges will consist primarily of one-time cash charges for termination benefits.

Item 7.01.	Regulation FD Disclosure.

On January 22, 2024, the Company issued a press release (the “Press Release”) announcing its strategic reprioritization plan and the reduction in force. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such a filing.

Item 8.01.	Other Information.

After giving effect to the strategic reprioritization and reduction in force described herein, the Company now expects that its capital resources will be sufficient to fund its currently anticipated operating plan into 2026.

On January 22, 2024, the Company also announced that Frédérique Menzaghi, Ph.D., Chief Scientific Officer and SVP of Research & Development, will depart the Company, effective February 2, 2024.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward-looking statements include statements concerning the Company’s strategic plans to focus its resources on the development of oral difelikefalin for the treatment of pruritus associated with notalgia paresthetica and to discontinue the development of oral difelikefalin in advanced chronic kidney disease, the expected costs of the reduction in force and the timing of recognition of such charges, and the Company’s cash runway. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include the risks inherent in the clinical and regulatory development of pharmaceutical products, and the risks described more fully in Cara Therapeutics’ filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ending December 31, 2022 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2023. All forward-looking statements contained in this report speak only as of the date on which they were made. Cara Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 22, 2024
104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ RYAN MAYNARD
Ryan Maynard
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: January 22, 2024

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